UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 16, 2010
Date of Report (date of earliest event reported)

NOTIFY TECHNOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)

California	000-23025	77-0382248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1054 S. De Anza Blvd., Suite 202, San Jose, CA 95129
(Address of principal executive offices, including zip code)

(408) 777-7920
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01  Regulation FD Disclosure.

On November 16, 2010, Paul DePond, the President and Chief Executive Officer of Notify Technology Corporation (the “Company”), sent a letter to Galloway Capital Management, LLC (“Galloway”) to respond to a letter the Company had received from Galloway on November 3, 2010.  The full text of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information in this Item 7.01 and Exhibit 99.1 of Item 9.01 is being furnished pursuant to Regulation FD and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  In addition, the information in this Item 7.01 and Exhibit 99.1 of Item 9.01 shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Letter to Galloway Capital Management, LLC dated November 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NOTIFY TECHNOLOGY CORPORATION

Date: November 16, 2010	By:	/s/ Gerald W. Rice
Gerald W. Rice
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to Galloway Capital Management, LLC dated November 16, 2010